DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2020
DERIVATIVE INSTRUMENTS
DERIVATIVE INSTRUMENTS

NOTE 17:-   DERIVATIVE INSTRUMENTS

The Group enters into hedging transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than the dollar. The Group currently hedges such future exposures for a maximum period of one year. However, the Group may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial income or expense.

As of December 31, 2020, the Group had a net deferred gain associated with cash flow hedges of $1,319 recorded in other comprehensive income (loss). As of December 31, 2019, the Group had unrealized gain of $244 associated with cash flow hedges that was recorded in other comprehensive income (loss).

As of December 31, 2020, the Group had outstanding forward and options collar (cylinder) contracts in the amount of $10,500 which were designated as payroll and rent hedging contracts. As of December 31, 2019, the Group had no outstanding forward and options collar (cylinder) contracts which were designated as payroll and rent hedging contracts. In addition, as of December 31, 2020, the Group had $3,500 outstanding forward contracts which are not designated as hedging contracts.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the years ended December 31, 2020 and December 31, 2019 are summarized below:

Foreign exchange forward		December 31,	December 31,
and options contracts	Balance sheet	2020	2019
		Audited	Audited
Fair value of foreign exchange forward and options collar (cylinder) contracts	"Other receivables and prepaid expenses"	$1,489	$—

Gains recognized in other comprehensive income (effective portion)	"Other comprehensive income (loss)"	$1,319	$244

The effect of derivative instruments in cash flow hedging relationship on income for the years ended December 31, 2020 and 2019 is summarized below:

		Year Ended
Foreign exchange forward	Comprehensive	December 31,
and options contracts	Income (loss)	2020	2019

Comprehensive income (loss) from derivatives before reclassifications	"Other comprehensive income (loss)"	$3,445	$535

Income (loss) reclassified from accumulated other comprehensive income (loss) (effective portion)	"Operating expenses (income)"	$(2,126)	$(291)